PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND

Supplement to Prospectus dated November 1, 2018

Effective May 1, 2019, the portfolio managers of the Fund will be Paul Bouchey, Thomas Seto and Jennifer Sireklove. Mr. Seto has been portfolio manager since March 2007. Mr. Seto is currently Head of Investment Management at Parametric’s Seattle Investment Center. Mr. Bouchey is currently Chief Investment Officer at Parametric’s Seattle Investment Center. Effective May 1, 2019, Ms. Sireklove will be Managing Director, Investment Strategy. Each of Messrs. Bouchey and Seto and Ms. Sireklove have been employees of Parametric for more than five years, and Messrs. Bouchey and Seto currently manage other Eaton Vance funds.

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